Exhibit 10.1

DATED	April 20, 2018

SHARE PLEDGE AGREEMENT

Share Pledge Agreement

This Share Pledge Agreement (this “Agreement”) has been executed by and among the following Parties on the 20th day of April, 2018 in Shenzhen, People’s Republic of China (“PRC” or “China”):

Party A:                                        Shenzhen Samoyed Information Technology Co., Ltd, a limited liability company organized and existing under the laws of PRC, with its address at Building A, No. 1, Qian Wan Yi Road, Qianhai Harbour Co-operation Zone, Shenzhen, PRC (hereinafter “Pledgee”);

Party B:                                        Natural person or entity as listed in the Schedule I hereto (hereinafter collectively “Pledgors”, each, a Pledgor); and

Party C:                                        Shenzhen Samoyed Internet Finance Service Co., Ltd, a limited liability company organized and existing under the laws of PRC, with its address at 29-G2, Building 2, China Phoenix Mansion, 2008 Shen Nan Avenue, Fu Zhong Community, Lian Hua Jie Dao, Fu Tian District, Shenzhen, PRC.

In this Agreement, each of Pledgee, Pledgor and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

Whereas:

1.                                      Pledgors are citizens of the PRC or entities organized under the laws of PRC, and as of the date hereof hold in aggregate 100% of the equity interest in Party C. Party C is a limited liability company registered in Shenzhen, China, engaging in credit card refinancing business. Party C acknowledges the respective rights and obligations of each Pledgor and Pledgee under this Agreement, and agrees to provide any necessary assistance in registering the Pledge;

2.                                      Pledgee is a Wholly Foreign Owned Enterprise registered in Shenzhen, China. Pledgee and Party C have executed an Exclusive Business Cooperation Agreement on April 20, 2018 (“Business Cooperation Agreement”);

3.                                      To ensure that Pledgee collects all payments due by Party C, including without limitation the consulting and service fees regularly from Party C, each Pledgor hereby pledges all of the equity interest he/it holds in Party C as security for Party C’s payment of the consulting and service fees under the Business Cooperation Agreement.

To perform the provisions of the Business Cooperation Agreement, the Parties have mutually agreed to execute this Agreement upon the following terms.

1.                                      DEFINITIONS

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1                               “Pledge” shall refer to the security interest granted by each Pledgor to Pledgee pursuant to Section 2 of this Agreement, i.e., the right of Pledgee to be compensated on a preferential basis with the conversion, auction or sales price of the Equity Interest.

Strictly Confidential

1.2                               “Equity Interest” shall refer to all of the equity interest lawfully now held and hereafter acquired by each Pledgor in Party C. The Equity Interest held by each Pledgor is listed in Schedule I.

1.3                               “Term of Pledge” shall refer to the term set forth in Section 3 of this Agreement.

1.4                               “Business Cooperation Agreement” shall refer to the Exclusive Business Cooperation Agreement executed by and between Pledgee and Party C owned by Pledgor on April 20, 2018, its supplementary agreement entered from time to time, and any other agreement entered in accordance to its provision.

1.5                               “Event of Default” shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.6                               “Notice of Default” shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

2.                                      THE PLEDGE

As collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of any or all the payments due by Party C, including without limitation the consulting and services fees payable to the Pledgee under the Business Cooperation Agreement (the Parties may entered into written confirmation to confirm the amount due at the time of signing such written confirmation if and when necessary), each Pledgor hereby pledges to Pledgee a first security interest in all of Pledgor’s right, title and interest, whether now owned or hereafter acquired by such Pledgor, in the Equity Interest of Party C.

As of the date hereof, each Pledgor’s pledged share is shown in the following table:

#	Name of Plegors	Amount (10,000RMB)	Ratio
1.	Shenzhen Tanglin Investment Co., Ltd	4472.2684	31.4546%
2.	Shenzhen Tanglin Jucai Equiuty Investment Limited Partnership	2588.9760	18.2089%
3.	Shenzhen Tanglin Juli Equity Investment Limited Partnership	899.9160	6.3293%
4.	LIU Zhongyang	120.0000	0.8440%
5.	ZHOU Yang	149.9880	1.0549%
6.	XIAO Bing	157.5000	1.1077%
7.	Tianjin Yuebo Investment Consulting Co., Ltd	790.3031	5.5584%
8.	Xiamen Fortune Haixia Venture Capital Investment Management Co., Ltd	105.0000	0.7385%
9.	Shanghai Yongyu II Equity Investment Limited Partnership	133.3333	0.9378%
10.	Beijing Welight Equity Investment Limited Partnership	500.0040	3.5167%
11.	Shanghai Hongcheng Equity Investment Limited Partnership	266.6667	1.8755%
12.	Hangzhou VisionPlus Equity Investment Limited Partnership	750.0000	5.2749%
13.	Ningbo Meishan Free Trade Harbour Area Yongyun Huaxin Venture Capital Limited Partnership	123.6364	0.8696%
14.	Youzhongxinye Finance Information Services (Shanghai) Co., Ltd	1102.5000	7.7541%
15.	Hongyun Investment Holding Co., Ltd	123.6364	0.8696%
16.	Shenzhen Fortune Chuangkun Equity Investment Limited Partnership	1121.1364	7.8852%
17.	Shenzhen Fortune Chuanglian Equity Investment Fund Limited Partnership	227.7288	1.6017%
18.	Shanghai Jucheng Investment Equity Limited Partnership	585.5885	4.1186%
	Total	14218.1820	100%

3.                                      TERM OF PLEDGE

3.1                               The Pledge shall become effective as of the date when the pledge of the Equity Interest is registered with the competent administration of industry and commerce with proper jurisdiction over Party C. The Pledge shall be continuously valid until all payments due under the Business Cooperation Agreement have been fulfilled by Party C. The Parties agree that Party C shall register the Pledge in the shareholders’ register of Party C as of the date of this Agreement.

3.2                               During the Term of Pledge, in the event Party C fails to pay the exclusive consulting or service fees in accordance with the Business Cooperation Agreement, Pledgee shall have the right, but not the obligation, to dispose of the Pledge in accordance with the provisions of this Agreement.

4.                                      CUSTODY OF RECORDS FOR EQUITY INTEREST SUBJECT TO PLEDGE

4.1                               During the Term of Pledge set forth in this Agreement, each of the Pledgors and Party C shall deliver to Pledgee’s custody the capital contribution certificate for the Equity Interest and the shareholders’ register containing the Pledge within one week from the execution of this Agreement. Pledgee shall have custody of such items during the entire Term of Pledge set forth in this Agreement.

4.2                               Pledgee shall have the right to collect dividends generated by the Equity Interest during the Term of Pledge.

5.                                      REPRESENTATIONS AND WARRANTIES OF PLEDGOR

5.1                               Each Pledgor is the sole legal and beneficial owner of the Equity Interest held by it/him.

5.2                               Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3                               Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

6.                                      COVENANTS AND FURTHER AGREEMENTS OF PLEDGOR

6.1                               Each Pledgor hereby covenants to Pledgee, that during the term of this Agreement, Pledgor shall:

6.1.1                     not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance that may affect the Pledgee’s rights and interests in the Equity Interest, without the prior written consent of Pledgee, except for the performance of the Restructuring Agreement executed by Party C and relevant parties thereto on February 12, 2018, and the Exclusive Option Agreement executed by each of the Pledgors, Pledgee and Party C on April 20, 2018;

6.1.2                     comply with the provisions of all laws and regulations applicable to the pledge of rights, and within 5 days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’s reasonable request or upon consent of Pledgee;

6.1.3                     promptly notify Pledgee of any event or notice received by such Pledgor that may have an impact on Pledgee’s rights to the Equity Interest held by such Pledgor or any portion thereof, as well as any event or notice received by such Pledgor that may have an impact on any guarantees and other obligations of such Pledgor arising out of this Agreement.

6.2                               Each Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by such Pledgor or any heirs or representatives of such Pledgor or any other persons through any legal proceedings.

6.3                               To protect or perfect the security interest granted by this Agreement for payment of the consulting and service fees under the Business Cooperation Agreement, each Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Each Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural/legal persons).  Each Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4                               Each Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its/his guarantees, promises, agreements, representations and conditions, such Pledgor shall indemnify Pledgee for all losses resulting therefrom.

7.                                      EVENT OF BREACH

7.1                               The following circumstances shall be deemed Event of Default:

7.1.1                     Party C fails to pay in full any of the consulting and service fees payable under the Business Cooperation Agreement or causes any loss to Pledgee due to breaches any other obligations of Party C thereunder;

7.1.2                     Any representation or warranty by any Pledgor in Section 5 of this Agreement contains material misrepresentations or errors, and/or any Pledgor violates any of the warranties in Section 5 of this Agreement;

7.1.3                     Party C fail to register the Pledge in the shareholders’ register of Party C stipulated in Section 3.1;

7.1.4                     Any Pledgor and Party C breach any provisions of this Agreement;

7.1.5                     Except as expressly stipulated in Section 6.1.1, any Pledgor transfers or purports to transfer or abandons the Equity Interest pledged or assigns the Equity Interest pledged without the written consent of Pledgee;

7.1.6                     Any approval, license, permit or authorization of government agencies that makes this Agreement enforceable, legal and effective is withdrawn, terminated, invalidated or substantively changed;

7.1.7                     The promulgation of applicable laws renders this Agreement illegal or renders it impossible for any Pledgor to continue to perform its/his obligations under this Agreement;

7.1.8                     Adverse changes in the Equity Interest pledged by any Pledgor, which lead Pledgee to reasonably believe that such Pledgor’s ability to perform its/his obligations under this Agreement has been affected;

7.1.9                     The successor or custodian of Party C is capable of only partially performing or refuses to perform the payment obligations under the Business Cooperation Agreement; and

7.1.10              Any other circumstances occur where Pledgee is or may become unable to exercise its right with respect to the Pledge.

7.2                               Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, the Pledgor who becomes aware of such occurrence shall immediately notify Pledgee in writing accordingly.

7.3                               Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee’s satisfaction, Pledgee may issue a Notice of Default to the defaulting Pledgor in writing upon the occurrence of the Event of Default or at any time thereafter and demand to dispose of the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.                                      EXERCISE OF PLEDGE

8.1                               Prior to the full payment of the consulting and service fees described in the Business Cooperation Agreement, except as expressly stipulated in Section 6.1.1, without the Pledgee’s written consent, no Pledgor shall assign the Pledge or the Equity Interest held by it/him in Party C.

8.2                               Pledgee shall issue a written Notice of Default to any defaulting Pledgor when exercising the Pledge.

8.3                               Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge concurrently with the issuance of the Notice of Default in accordance with Section 8.2 or at any time after the issuance of the Notice of Default. Once Pledgee elects to enforce the Pledge, the defaulting Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.4                               In the event of default, Pledgee is entitled to take possession of the Equity Interest pledged hereunder and to dispose of the Equity Interest pledged, to the extent permitted and in accordance with applicable laws, without obligation to account to the relevant Pledgor for proceeds of disposition and each Pledgor hereby waives any rights it/he may have to demand any such accounting from Pledgee. Likewise, in such circumstance no Pledgor shall have obligation to Pledgee for any deficiency remaining after such disposition of the Equity Interest pledged.

8.5                               When Pledgee disposes of the Pledge in accordance with this Agreement, each Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

9.                                      ASSIGNMENT

9.1                               Without Pledgee’s prior written consent, no Pledgor shall have the right to assign or delegate its/his rights and obligations under this Agreement.

9.2                               This Agreement shall be binding on each Pledgor and its/his successors and permitted assigns, and shall be valid with respect to Pledgee and each of its successors and assigns.

9.3                               At any time, Pledgee may assign any and all of its rights and obligations under the Business Cooperation Agreement to its designee(s) (natural/legal persons), in which case the assigns shall have the rights and obligations of Pledgee under this Agreement, as if it were the original party to this Agreement. When the Pledgee assigns the rights and obligations under the Business Cooperation Agreement, upon Pledgee’s request, each Pledgor shall execute relevant agreements or other documents relating to such assignment.

9.4                               In the event of a change in Pledgee due to an assignment, each Pledgor shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement and register the same with the relevant AIC.

9.5                               Each Pledgor shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including but without limitation, the Exclusive Option Agreement and the Power of Attorney granted to Pledgee, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of any Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by such Pledgor except in accordance with the written instructions of Pledgee.

10.                               TERMINATION

Upon the full payment of the consulting and service fees under the Business Cooperation Agreement and upon termination of Party C’s obligations under the Business Cooperation Agreement, this Agreement shall be terminated, and Pledgee shall then cancel or terminate this Agreement as soon as reasonably practicable.

11.                               HANDLING FEES AND OTHER EXPENSES

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C. If Applicable Laws requires that Pledgee should bear some related taxes and fees, each Pledgor shall cause Party C to fully repay Pledgee the paid taxes and fees.

12.                               CONFIDENTIALITY

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Agreement are regarded as confidential information. Each Party shall maintain the confidentiality of all such information, and without obtaining the written consent of other Parties, it/he shall not disclose any relevant information to any third parties, except in the following circumstances: (a) such information is or will be in the public domain (provided that this is not the result of a public disclosure by the receiving party); (b) information disclosed as required by applicable laws or rules or regulations of any stock exchange or orders of the court or other government authorities;; or (c) information required to be disclosed by any Party to its/his legal counsel or financial advisor or affiliate regarding the transaction contemplated hereunder, and such legal counsel or financial advisor or affiliate are also bound by confidentiality duties similar to the duties in this section. Disclosure of any confidential information by the staff members or agency hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This section shall survive the termination of this Agreement for any reason.

13.                               GOVERNING LAW AND RESOLUTION OF DISPUTES

13.1                        The execution, effectiveness, construction, performance, and the resolution of disputes hereunder shall be governed by the formally published and publicly available PRC laws. Matters not covered by formally published and publicly available laws of China shall be governed by international legal principles and practices.

13.2                        In the event of any dispute with respect to the construction and performance of the provisions of this Agreement, the Parties shall negotiate in good faith to resolve the dispute. In the event the Parties fail to reach an agreement on the resolution of such a dispute within 30 days after any Party’s request for resolution of the dispute through negotiations, any Party may submit the relevant dispute to the Shenzhen Court of International Arbitration (“SCIA”) for arbitration, in accordance with its then effective arbitration rules. The arbitration shall be conducted in Shenzhen, and the language used during arbitration shall be Chinese. The arbitration ruling shall be final and binding on all Parties.

13.3                        Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

14.                               NOTICES

14.1                        All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

14.1.1              Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

14.1.2              Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

14.2                        For the purpose of notices, the addresses of the Parties are as follows:

Party A:	Shenzhen Samoyed Information Technology Co., Ltd
Address:	B4-902, Kexing Science Park, 15 Keyuan Road, Nanshan District, Shenzhen, PRC
Attn:	Wang Xiaojun
Phone:	XXXXXX

Party B	as listed in Schedule II

Party C:	Shenzhen Samoyed Internet Finance Service Co., Ltd
Address:	29-G2, Building 2, China Phoenix Mansion, 2008 Shen Nan Avenue, Fu Zhong Community, Lian Hua Jie Dao, Fu Tian District, Shenzhen, PRC
Attn:	HU Chaomei
Phone:	XXXXXX

14.3                        Any Party may at any time change its/his address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

15.                               SEVERABILITY

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

The liability of each party of Party B is separate, no party of Party B shall be held liable for any actions or inactions of the other parties of Party B.

16.                               SCHEDULE

The schedule set forth herein shall be an integral part of this Agreement.

17.                               EFFECTIVENESS

17.1                        Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon affixation of the signatures or seals of the Parties.

17.2                        This Agreement is written in Chinese and English in twenty-one copies.  Each Pledgor, Pledgee and Party C shall hold one copy respectively, and one copy shall be used for registration. Each copy of this Agreement shall have equal validity.  In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

[The remainder of this page is intentionally left blank].

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Share Pledge Agreement as of the date first above written.

Party A:                                                Shenzhen Samoyed Information Technology Co., Ltd

By:	/s/LIN Jianming

Name: LIN Jianming

Title: Legal Representative/Authorized Signatory

Date: April 20, 2018

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Share Pledge Agreement as of the date first above written.

Party C:                                                Shenzhen Samoyed Internet Finance Service Co., Ltd

By:	/s/LIN Jianming

Name: LIN Jianming

Title: Legal Representative/Authorized Signatory

Date: April 20, 2018

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Share Pledge Agreement as of the date first above written.

Party B:                                                Shenzhen Tanglin Investment Co., Ltd

By:	/s/LIN Jianming

Name: LIN Jianming

Title: Legal Representative/Authorized Signatory

Date: April 20, 2018

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Share Pledge Agreement as of the date first above written.

Party B:                                                Shenzhen Tanglin Jucai Equiuty Investment Limited Partnership

By:	/s/LIN Jianming

Name: LIN Jianming

Title: Authorized Signatory

Date: April 20, 2018

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Share Pledge Agreement as of the date first above written.

Party B:                                                Shenzhen Tanglin Juli Equity Investment Limited Partnership

By:	/s/LIN Jianming

Name: LIN Jianming

Title: Authorized Signatory

Date: April 20, 2018

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Share Pledge Agreement as of the date first above written.

Party B:                                                Youzhongxinye Finance Information Services (Shanghai) Co., Ltd

By:	/s/YI Yuanqiao

Name: YI Yuanqiao

Title: Legal Representative/Authorized Signatory

Date: April 20, 2018

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Share Pledge Agreement as of the date first above written.

Party B:                                                ZHOU Yang

By:	/s/ZHOU Yang

Name: ZHOU Yang

Date: April 20, 2018

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Share Pledge Agreement as of the date first above written.

Party B:                                                Shenzhen Fortune Chuangkun Equity Investment Limited Partnership

By:	/s/LIU Zhou

Name: LIU Zhou

Title: Authorized Signatory

Date: April 20, 2018

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Share Pledge Agreement as of the date first above written.

Party B:                                                Xiamen Fortune Haixia Venture Capital Investment Management Co., Ltd

By:	/s/XIAO Bing

Name: XIAO Bing

Title: Legal Representative/Authorized Signatory

Date: April 20, 2018

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Share Pledge Agreement as of the date first above written.

Party B:                                                XIAO Bing

By:	/s/XIAO Bing

Name: XIAO Bing

Date: April 20, 2018

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Share Pledge Agreement as of the date first above written.

Party B:                                                LIU Zhongyang

By:	/s/LIU Zhongyang

Name: LIU Zhongyang

Date: April 20, 2018

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Share Pledge Agreement as of the date first above written.

Party B:                                                Beijing Welight Equity Investment Limited Partnership

By:	/s/WU Xiaoguang

Name: WU Xiaoguang

Title: Authorized Signatory

Date: April 20, 2018

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Share Pledge Agreement as of the date first above written.

Party B:                                                Hangzhou VisionPlus Equity Investment Limited Partnership

By:	/s/WU Yongming

Name: WU Yongming

Title: Authorized Signatory

Date: April 20, 2018

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Share Pledge Agreement as of the date first above written.

Party B:                                                Shanghai Jucheng Investment Equity Limited Partnership

By:	/s/YANG Lihua

Name: YANG Lihua

Title: Authorized Signatory

Date: April 20, 2018

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Share Pledge Agreement as of the date first above written.

Party B:                                                Shanghai Hongcheng Equity Investment Limited Partnership

By:	/s/ZHENG Xiaojing

Name: ZHENG Xiaojing

Title: Authorized Signatory

Date: April 20, 2018

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Share Pledge Agreement as of the date first above written.

Party B:                                                Shanghai Yongyu II Equity Investment Limited Partnership

By:	/s/ HONG Yixiu

Name: HONG Yixiu

Title: Authorized Signatory

Date: April 20, 2018

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Share Pledge Agreement as of the date first above written.

Party B:                                                Tianjin Yuebo Investment Consulting Co., Ltd

By:	/s/ LUO Dejun

Name: LUO Dejun

Title: Authorized Signatory

Date: April 20, 2018

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Share Pledge Agreement as of the date first above written.

Party B:                                                Shenzhen Fortune Chuanglian Equity Investment Fund Limited Partnership

By:	/s/ LIU Zhou

Name: LIU Zhou

Title: Authorized Signatory

Date: April 20, 2018

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Share Pledge Agreement as of the date first above written.

Party B:                                                Ningbo Meishan Free Trade Harbour Area Yongyun Huaxin Venture Capital  Limited Partnership

By:	/s/ HONG Yixiu

Name: HONG Yixiu

Title: Authorized Signatory

Date: April 20, 2018

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Share Pledge Agreement as of the date first above written.

Party B:                                                Hongyun Investment Holding Co., Ltd

By:	/s/ MA Nan

Name: MA Nan

Title: Legal Representative/Authorized Signatory

Date: April 20, 2018

Schedule I Information of Pledgors

#	Name of Shareholders	Capital Contribution (10,000RMB)	Ratio
1.	Shenzhen Tanglin Investment Co., Ltd	4472.2684	31.4546%
2.	Shenzhen Tanglin Jucai Equiuty Investment Limited Partnership	2588.9760	18.2089%
3.	Shenzhen Tanglin Juli Equity Investment Limited Partnership	899.9160	6.3293%
4.	LIU Zhongyang	120.0000	0.8440%
5.	ZHOU Yang	149.9880	1.0549%
6.	XIAO Bing	157.5000	1.1077%
7.	Tianjin Yuebo Investment Consulting Co., Ltd	790.3031	5.5584%
8.	Xiamen Fortune Haixia Venture Capital Investment Management Co., Ltd	105.0000	0.7385%
9.	Shanghai Yongyu II Equity Investment Limited Partnership	133.3333	0.9378%
10.	Beijing Welight Equity Investment Limited Partnership	500.0040	3.5167%
11.	Shanghai Hongcheng Equity Investment Limited Partnership	266.6667	1.8755%
12.	Hangzhou VisionPlus Equity Investment Limited Partnership	750.0000	5.2749%
13.	Ningbo Meishan Free Trade Harbour Area Yongyun Huaxin Venture Capital Limited Partnership	123.6364	0.8696%
14.	Youzhongxinye Finance Information Services (Shanghai) Co., Ltd	1102.5000	7.7541%
15.	Hongyun Investment Holding Co., Ltd	123.6364	0.8696%
16.	Shenzhen Fortune Chuangkun Equity Investment Limited Partnership	1121.1364	7.8852%
17.	Shenzhen Fortune Chuanglian Equity Investment Fund Limited Partnership	227.7288	1.6017%
18.	Shanghai Jucheng Investment Equity Limited Partnership	585.5885	4.1186%
	Total	14218.1820	100%

Schedule II  Contact Information of Pledgors